Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2017
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Cash and Cash Equivalents
16.	Cash and Cash Equivalents

As at December 31, 2017 and 2016, this account consists of:

	2017	2016
	(in million pesos)
Cash on hand and in banks (Note 28)	6,351	6,384
Temporary cash investments (Note 28)	26,554	32,338
	32,905	38,722

Cash in banks earn interest at prevailing bank deposit rates.  Temporary cash investments are made for varying periods of up to three months depending on our immediate cash requirements, and earn interest at the prevailing temporary cash investment rates.  Due to the short-term nature of such transactions, the carrying value approximates the fair value of our temporary cash investments.  See Note 28 – Financial Assets and Liabilities.

Interest income earned from cash in banks and temporary cash investments amounted to Php612 million, Php582 million and Php579 million for the years ended December 31, 2017, 2016 and 2015, respectively.